SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 22, 2003

                Date of Report (Date of earliest event reported)

                                [NW NATURAL LOGO]

                          NORTHWEST NATURAL GAS COMPANY

             (Exact name of registrant as specified in its charter)



                            Commission File No. 0-994

OREGON                                                       93-0256722
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                 220 N.W. SECOND AVENUE, PORTLAND, OREGON 97209
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (503) 226-4211


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Item 5.   Other Events and Regulation FD Disclosure

          On Aug. 22, 2003, the Oregon Public Utility Commission (OPUC) entered an order approving the stipulations as filed by Northwest Natural Gas Company (NW Natural) with the OPUC Staff and other parties covering all of the issues in the Oregon general rate case. The order includes, among other things, (i) the stipulated settlement on NW Natural's cost of service, including all operations and maintenance expenses, (ii) rate base investments for the prospective test year, (iii) a capital structure including 49.5 percent common equity, (iv) a return on equity of 10.2 percent, and (v) the adoption of a weather normalization mechanism. The order authorizes a revenue increase of $13.9 million per year, of which $6.2 million will go into effect on Sept. 1, 2003, and the remainder will go into effect as all or portions of NW Natural's South Mist Pipeline Extension (SMPE) project and its Coos County distribution system project are completed and go into service between Dec. 1, 2003 and Dec. 1, 2004.


FORWARD-LOOKING STATEMENTS
--------------------------

          This report and other presentations made by the Company from time to time may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and other statements that are other than statements of historical facts. The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis. However, each such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the following important factors, among others, that could cause the actual results of the Company to differ materially from those projected in such forward-looking statements: (i) prevailing state and federal governmental policies and regulatory actions, including those of the Oregon Public Utility Commission and the Washington Utilities and Transportation Commission, with respect to allowed rates of return, industry and rate structure, purchased gas and investment recovery, acquisitions and dispositions of assets and facilities, operation and construction of plant facilities, the maintenance of pipeline integrity, present or prospective wholesale and retail competition, changes in tax laws and policies and changes in and compliance with environmental and safety laws, regulations and policies; (ii) weather conditions and other natural phenomena; (iii) unanticipated population growth or decline, and changes in market demand and demographic patterns; (iv) competition for retail and wholesale customers; (v) pricing of natural gas relative to other energy sources; (vi) risks resulting from uninsured property damage to Company property, intentional or otherwise; (vii) unanticipated changes in interest or foreign currency exchange rates or in rates of inflation; (viii) economic factors that could cause a severe downturn in certain key industries, thus affecting demand for natural gas; (ix) unanticipated changes in operating expenses and capital expenditures; (x) unanticipated changes in future liabilities relating to employee benefit plans; (xi) capital market conditions, including their effect on pension costs; (xii) competition for new energy


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development opportunities; (xiii) potential inability to obtain permits, rights of way, easements or other necessary authority to construct pipelines or other system expansions; and (xiv) legal and administrative proceedings and settlements. All subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, also are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.


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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NORTHWEST NATURAL GAS COMPANY
                                          (Registrant)


Dated:  August 28, 2003                   /s/ Bruce R. DeBolt
                                          ------------------------------------
                                          Senior Vice President and
                                          Chief Financial Officer


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